                                                                  EXHIBIT 99.14

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: 01-10964 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

Delta Queen Coastal Voyages, L.L.C. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ Nicholas J. Davison
------------------------------------
Nicholas J. Davison
Senior Vice President


/s/ Randall L. Talcott
------------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: 01-10964 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report


                    Summary Of Bank And Investment Accounts         Attachment 1
                      Delta Queen Coastal Voyages, L.L.C.
                        Case No: 01-10964 (EIK) UNAUDITED
Summary                   For Month Of December, 2001
Delta Queen Coastal Voyages, LLC


                                                      Balances
                                        -----------------------------------    Receipts &         Bank
                                          Opening               Closing        Disbursements      Statements         Account
Account                                 As Of 12/01/01       As Of 12/31/01    Included           Included           Reconciled
-------                                 --------------       --------------    --------           --------           ----------
No Bank Or Investment                         NA                  NA               NA               NA                 N
A
Accounts


                            Receipts & Disbursements               Attachment 2
                       Delta Queen Coastal Voyages, L.L.C.
                             Case No: 01-10977 (EIK)
Summary                    For Month Of December, 2001
Delta Queen Coastal Voyages, LLC
Attach 2&3






         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                 Concentration & Investment Account Statements     Attachment 3
                       Delta Queen Coastal Voyages, L.L.C.
                            Case No: 01-10977 (EIK)
Summary                    For Month Of December, 2001
Delta Queen Coastal Voyages, LLC
Attach 2&3


         No Statements Due To No Concentration Or Investment Accounts

                  AMCV US SET OF BOOKS Date: 21-JAN-02 18:34:01
                                INCOME STATEMENT                        Page: 1
                             Current Period: DEC-O1

currency USD
  Company=30 (DELTA QUEEN COAST VOY)


                                                     PTD-Actual
                                                     DEC-O1
                                                     ----------
Revenue
 Gross Revenue                                             0.00
 Allowances                                                0.00
                                                     ----------
 Net Revenue                                               0.00

Operating Expenses
 Air                                                       0.00
 Hotel                                                     0.00
 Commissions                                               0.00
 Onboard Expenses                                          0.00
 Passenger Expenses                                        0.00
 Vessel Expenses                                           0.00
 Layup/Drydock Expense                                     0.00
 Vessel Insurance                                          0.00
                                                     ----------
Total Operating Expenses                                   0.00
                                                     ----------
Gross Profit                                               0.00
 SG&A Expenses
 Sales & Marketing                                         0.00
 Pre-Opening Costs                                         0.00
                                                     ----------
Total SG&A Expenses                                        0.00
                                                     ----------

EBITDA                                                     0.00
Depreciation                                               0.00
                                                     ----------
Operating Income                                           0.00

Other Expense/(Income)
Interest Income                                            0.00
Interest Expense                                           0.00
Equity in Earnings for Sub                                 0.00
                                                     ----------
Total Other Expense/(Income)                               0.00
                                                     ----------
Net Pretax Income/(Loss)                                   0.00
                                                     ----------
Income Tax Expense                                         0.00
                                                     ----------
Net Income/(Loss)                                          0.00
                                                     ----------


                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1                     Page: 1

currency USD
Company=30 (DELTA QUEEN COAST VOY)



                                                          YTD-Actual            YTD-Actual
                                                          DEC-01                OCT-01
                                                          --------------        --------------

ASSETS

       Cash and Equivalent                                          0.00                  0.00

       Restricted Cash                                              0.00                  0.00

       Marketable Securities                                        0.00                  0.00

       Accounts Receivable                                          0.00                  0.00

       Inventories                                                  0.00                  0.00

       Prepaid Expenses                                             0.00                  0.00

       Other Current Assets                                         0.00                  0.00
                                                          --------------        --------------
        Total Current Assets                                        0.00                  0.00

 Fixed Assets                                                       0.00                  0.00

 Accumulated Depreciation                                           0.00                  0.00
                                                          --------------        --------------
        Net Fixed Assets                                            0.00                  0.00

 Net Goodwill                                                       0.00                  0.00

  Intercompany Due To/From                                   (411,482.06)          (411,482.06)

  Net Deferred Financing Fees                                       0.00                  0.00

  Net Investment in Subsidiaries                          (13,169,058.95)       (12,652,491.22)

  Other Non Current Assets                                          0.00                  0.00
                                                          --------------        --------------
 Total Other Assets                                       (13,580,541.01)       (13,063,973.28)
                                                          --------------        --------------
 Total Assets                                             (13,580,541.01)       (13,063,973.28)
                                                          --------------        --------------


                           AMCV US SET OF BOOKS Date:
                               21-JAN-02 18:58:17
                                  BALANCE SHEET
                             Current Period: DEC-O1                     Page: 2

 currency USD
 Company=30 (DELTA QUEEN COAST VOY)

                                                          YTD-Actual            YTD-Actual
                                                          DEC-01                OCT-01
                                                          --------------        --------------
LIABILITIES

      Accounts Payable                                                0.00                  0.00
      Accrued Liabilities                                             0.00                  0.00
      Deposits                                                        0.00                  0.00
                                                             --------------       --------------
              Total Current Liabilities                               0.00                  0.00

       Long Term Debt                                                 0.00                  0.00

       Other Long Term Liabilities                           (2,896,625.10)        (2,896,625.10)
                                                             --------------       --------------
              Total Liabilities                              (2,896,625.10)        (2,896,625.10)
 OTHER
       Liabilities Subject to Compromise                              0.00                  0.00
                                                             --------------       --------------
               Total Other                                            0.00                  0.00

  OWNER'S EQUITY
       Common Stock                                                   0.00                  0.00
       Add'1 Paid In Capital                                          0.00                  0.00
       Current Net Income (Loss)                             (7,220,321.77)        (6,703,754.04)
       Retained Earnings                                     (3,463,594.14)        (3,463,594.14)
                                                             --------------       --------------
               Total Owner's Equity                          (10,683,915.91)      (10,167,348.18)
                                                             --------------       --------------
               Total Liabilities & Other &                   (13,580,541.01)      (13,063,973.28)
                                                             --------------       --------------

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001


                                                       BEGINNING                                      ENDING
 AFFILIATE NAME                          CASE NUMBER   BALANCE              DEBITS          CREDITS   Balance

American Classic Voyages Co.             01-10954      (934,299.38)             --             --      (934,299.38)
AMCV Cruise Operations, Inc.             01-10967       191,346.38              --             --       191,346.38
The Delta Queen Steamboat Co.            01-10970       901,221.80              --             --       901,221.80
Great AQ Steamboat, L.L.C                01-10960      (144,264.37)             --             --      (144,264.37)
Great Pacific NW Cruise Line, L.L.C      01-10977      (118,887.26)             --             --      (118,887.26)
Great River Cruise Line, L.L.C           01-10963       (18,978.71)             --             --       (18,978.71)
Great Ocean Cruise Line, L.L.C           01-10959       (85,950.95)             --             --       (85,950.95)
Cape Cod Light, L.L.C                    01-10962        (1,302.19)             --             --        (1,302.19)
Cape May Light, L.L.C                    01-10961      (200,367.38)             --             --      (200,367.38)
                                                       ------------------------------------------------------------
                                                       (411,482.06)             --             --      (411,482.06)
                                                       ============================================================

                        Delta Queen Coastal Voyages, LLC
                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001







                                  Attachment 7



                                 Not Applicable

                        Delta Queen Coastal Voyages, LLC
                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001







                                  Attachment 8



                                 Not Applicable

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.         CASE NUMBER: 01-10964 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Investment in subsidiaries has not been adjusted to record net income of subsidiaries for the period, pending final review and analysis of all accounts.